March 4, 1996



Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:	The Titan Corporation - Commission File No. 1-6035
Form 8-K

Gentlemen and Ladies:

Pursuant to Rule 13a-13 or Rule 15d-13 of the
Securities Exchange Act of 1934, enclosed for filing with the Commission is a Current Report on Form 8-K dated March
1, 1996.

An executed copy of this report is being filed with the New York Stock Exchange.

Sincerely,



David A. Hahn
Senior Vice President
General Counsel and Secretary


cc:	New York Stock Exchange




SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  29549


Form 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934


Date of Report:	March 1, 1996

Date of earliest
event reported:	February 28, 1996



THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)



Delaware				95-2588754
(State or other jurisdiction of		(I.R.S. Employer
incorporation of organization)		Identification No.)


3033 Science Park Road
San Diego, California				92121
(Address of principal executive offices)	(Zip Code)

(619) 552-9500
(Registrant's telephone number)


Item 5.	Other Events

On February 28, 1996 the Company entered into a
Settlement Agreement with certain stockholders of the Company pursuant to which the Company agreed to dismiss pending litigation against the shareholders. The settlement agreement is attached as Exhibit 1 and the press release announcing the settlement is attached as Exhibit 2.

Item 7.	Exhibits

1.	Agreement of Compromise and Settlement, dated
as of February 28, 1996, by and among The
Titan Corporation on the one hand, and Bob K.
Pryt; BKP Capital Management, Inc.; BKP
Partners, L.P.; Robert J. Feibush and Feibush
& Co., Inc. on the other hand.

2.	Press Release, dated March 1, 1996.


SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


THE TITAN CORPORATION



Dated:	March 5, 1996	By:  	/s/ David A. Hahn

David A. Hahn
Senior Vice President
General Counsel and Secretary


EXHIBIT INDEX

1.	Agreement of Compromise and Settlement, dated as of
February 28, 1996, by and among The Titan Corporation on the one hand, and Bob K. Pryt; BKP Capital
Management, Inc.; BKP Partners, L.P.; Robert J. Feibush and Feibush & Co., Inc. on the other hand.

2.	Press Release, dated March 1, 1996.



Exhibit 1

AGREEMENT OF COMPROMISE AND SETTLEMENT

This AGREEMENT OF COMPROMISE AND SETTLEMENT dated as of
February 28, 1996 (this "Settlement Agreement") is entered into by and among The Titan Corporation, a Delaware corporation ("Titan"), on the one hand, and Bob K. Pryt
("Pryt"), BKP Capital Management, Inc., a California corporation, BKP Partners, L.P., a California Limited
Partnership (collectively the "Pryt Parties"), Robert J.
Feibusch, Feibusch & Co. (collectively "Feibusch Parties"), on the other hand. The Pryt Parties and Feibusch Parties are sometimes collectively referred to as the Pryt/Feibusch
Parties. Titan and the Pryt/Feibusch Parties are sometimes collectively referred to herein as the "Parties."

WHEREAS, Titan has determined to pursue a plan of restructuring (the "Restructuring") designed to enhance shareholder value;

WHEREAS, the Pryt/Feibusch Parties believe that effectuation of the Restructuring, as described to them, will be in the best interests of stockholders and will accomplish, in substantial part, the actions which they believe should be taken by Titan;

WHEREAS, based upon Titan's determination to proceed with the Restructuring, the Pryt/Feibusch parties are prepared to refrain, as set forth herein, from (i) engaging in a solicitation of proxies for purposes of electing its nominees to the Board (a "Proxy Contest"); (ii) engaging in a consent solicitation; and (iii) submitting shareholder proposals or shareholders initiatives. In addition, the Pryt/Feibusch Parties are willing to withdraw the shareholder proposal submitted by BKP Partners for inclusion in the proxy statement of Titan in connection with the 1996 annual meeting of stockholders and to enter into the other arrangements set forth herein; and

WHEREAS, Titan has determined that the agreements set forth herein are in the best interests of Titan and its shareholders.

FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties, intending to be legally bound hereby, agree as follows:

1.	Certain Defined Terms.  As used in this Settlement
agreement, the following terms (whether or not capitalized) shall have the following meanings:

"1998 Annual Meeting" means the 1998 annual
meeting of shareholders of Titan 	at which the
election of directors shall be considered.

"Action" means The Titan Corporation v. Pryt, et al., Case No. 95-3775E(AJB), filed in the United States
District Court of the Southern District of California.

"Board" means the Board of Directors of Titan.

"Common Stock" means the common stock, par value
$.01 per share, of Titan.

"Effective Date" means February 28, 1996.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Titan Securities" means any securities issued by Titan or any of its direct or indirect subsidiaries, including the Common Stock and any other debt or equity securities of Titan or any of its direct or indirect subsidiaries that are outstanding as of the date hereof or may hereafter be issued.

"Person" means any individual, corporation, association, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust, estate, other entity or organization or group.

"Schedule 13D" means the Statement on Schedule 13D filed with the SEC on or about November 21, 1995 by the Pryt/Feibusch Parties dated November 21, 1995.

"SEC" means the United States Securities and
Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Solicitation Action" with respect to a
shareholders meeting means any of the following: (i) giving notice pursuant to Titan's Bylaws of an intention to nominate directors at such meeting; (ii) filing with the SEC any proxy solicitation materials
(whether preliminary, definitive or as described in Rule 14a-11 or 14a-12 under the Exchange Act) with respect to such meeting; (iii) mailing or otherwise disseminating to shareholders any such solicitation materials; (iv) otherwise engaging in a solicitation of proxies with respect to such meeting; (v) nominating at such meeting candidates for election as directors; or
(vi) casting votes or ballots at such meeting pursuant to proxies so solicited (but the term "Solicitation
Action" shall not include the casting of votes or ballots by the Pryt/Feibusch Parties with respect to shares of Common Stock beneficially owned by them).

"Transaction" means any business combination involving Titan, including without limitation an acquisition, merger, spin-off, spin-out, consolidation, tender offer, share exchange or exchange offer.

"Voting Securities" means any capital stock of Titan having the right to vote in the election of directors, plus convertible securities, options, warrants or rights that may be converted, exchanged or exercised to acquire such stock; and excludes preferred stock having no voting rights in the election of directors other than a normal and customary right to elect a specified number of directors in the event of a default in the payment of interest.


The terms "participant," "proxy" and
"solicitation" shall be used as defined in Regulation
14A under the Exchange Act (whether or not the pertinent securities are subject to Regulation 14A).
The terms "beneficial ownership" and "group" shall be used as defined in Regulation 13D-G under the Exchange
Act. The terms "affiliate" and "associate" shall be used as defined in Rule 12b-2 under the Exchange Act.


2.	Representations and Warranties of the
Pryt/Feibusch Parties. Each Pryt/Feibusch Party severally and not jointly, represents and warrants to Titan as follows:

(a)	Such Pryt/Feibusch Party has the requisite
legal power and authority to execute, deliver and carry out this Settlement Agreement and has taken all necessary legal action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

(b)	This Settlement Agreement has been duly and
validly authorized, executed and delivered by such Pryt/Feibusch Party and constitutes a valid and binding obligation, enforceable against such Pryt/Feibusch party in accordance with its terms.

(c)	Neither such Pryt/Feibusch Party nor any of
its affiliates beneficially owns, or has any direct, indirect or contingent pecuniary interest in, any Titan
Securities other than as disclosed in the Schedule 13D.

(d)	Neither such Pryt/Feibusch Party nor any of
its affiliates is a member of any group with respect to Titan Securities and there are no other persons who are part of such a group with it or any of its affiliates except as disclosed in the Schedule 13D, and except insofar as Titan has alleged in the Action that the Pryt Parties and the Feibusch Parties are such a group and that the Pryt/Feibusch Parties have denied such allegation.

3.	Representations and Warranties of Titan.  Titan
represents and warrants to the Pryt/Feibusch Parties as follows:

(a)	Titan is duly organized and validly existing
and in good standing under the laws of the State of Delaware, has the requisite corporate power and authority to execute, deliver and carry out this Settlement Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

(b)	This Settlement Agreement has been duly and
validly authorized, executed and delivered by Titan and constitutes a valid and binding obligation, enforceable against Titan in accordance with its terms.

(c)	Counsel for the Pryt/Feibusch Parties has
been provided a copy of a statement setting forth eight specific restructuring actions ("Listed Restructuring Actions"). Within ten (10) days after the Effective Date, counsel for the Pryt/Feibusch Parties will be provided an opportunity to review copies of the Restructuring plan and the formal operating plan of Titan for 1996 (the "Operating Plan") which contemplates those actions to be taken pursuant to the Restructuring plan. The Restructuring plan and Operating Plan have been approved by the Board of Directors of Titan. The incentive compensation for senior management of Titan will depend, in substantial part, upon their successful implementation of the Operating Plan. Counsel for the Pryt/Feibusch Parties agrees to hold all information received from Titan pursuant to this subparagraph in confidence, except and to the extent it becomes public information as a result of disclosures by Titan.

4.	Restrictions on Purchase and Sale of Titan
Securities and Certain Other Actions.  Each of the
Pryt/Feibusch Parties agrees that it and its respective affiliates shall not, except as expressly permitted by this Settlement Agreement, without the prior written consent of Titan at any time prior to the 1998 annual meeting:

(a) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of Titan Securities (or any direct or indirect rights, options or warrants for any Titan Securities), other than the Titan Securities that such Person beneficially owns as of the date as referenced in Section 2(c) of this Settlement Agreement, or encourage any Person to acquire, or advise any Person with respect to the acquisition or proposed acquisition of Titan Securities other than attempts to dispose of such aforementioned Titan Securities that such Person beneficially owns as of the date hereof; provided however, that this paragraph (a) shall not apply to acquisitions resulting from stock splits, reverse stock splits or other reclassifications affecting outstanding Titan Securities or stock dividends or other pro rata distributions by Titan or its direct or indirect subsidiaries to holders of Titan Securities (or a class or classes thereof) or from exercise of any rights so distributed, nor shall it prohibit the Pryt/Feibusch Parties or their affiliates from acquiring Titan Securities from Titan on terms generally available to all Titan shareholders;

(b)	sell or otherwise convey (either singly or
collectively) more than 5% of Titan's then current outstanding Securities to a single Person or group, except as permitted by (e) below;

(c)	solicit, or encourage any other Person to
solicit, or advise any Person with respect to the solicitation of, proxies or consents with respect to any Titan Securities, or become a participant or otherwise engage in any solicitation of proxies or consents (A) with respect to any matter submitted or to be submitted to the vote of the holders of any Titan Securities at any annual or special meeting or by written consent, including, without limitation, with respect to the election of directors of Titan in opposition to the nominees recommended by the Board or otherwise for the purpose of acquiring control of the Board or management of Titan, or (B) for the purpose of calling a special meeting of Titan's shareholders or the holders of any Titan Securities; or advise or seek to advise any Person with respect to the voting of any Titan Securities; or submit, or encourage any other Person to submit, or advise or assist any Person with respect to the submission of, any nominations or proposals to Titan or to the holders of Titan Securities for consideration by its shareholders or the holders of any Titan Securities at any annual or special meeting of such holders or in any action to be taken by written consent pursuant to Titan's charter or bylaws, Rule 14a-8 under the Exchange Act, the provisions of any document governing the terms of any such Titan Securities or governing the rights of the holders thereof, or otherwise; engage in any Solicitation Action; or otherwise take any action to request a special meeting of the holders of any Titan Securities;

(d)	deposit any Titan Securities in a voting
trust or subject them to a voting agreement or other agreement or arrangement of similar effect or otherwise join or form a partnership, limited partnership, syndicate or other group (except insofar as a group consisting solely of Pryt/Feibusch Parties is alleged to exist by Titan at the date hereof) for the purpose of acquiring, holding, voting or disposing of any Titan Securities;

(e)	engage in, or offer, agree or propose to
engage in, any Transaction (other than to participate therein as a shareholder on terms generally available to all of Titan's shareholders); or arrange, or in any way participate, directly or indirectly, in any financing for any Transaction or for the purchase by any person of any Titan Securities or any assets of Titan; provided, however, that nothing herein shall prevent any of the Pryt/Feibusch parties from tendering Titan securities beneficially owned by it to any person who may make a tender offer for all outstanding Titan securities of such class.

(f)	otherwise act alone or in concert with others
to seek representation on the Board or to acquire control of Titan or any of its securities or assets;

(g)	publicly request any amendment of any of the
terms of this Section;

(h)	assist or advise, or enter into any agreement
or arrangement to assist or advise any other person in taking any action referenced in any of paragraphs (a) through (g) above.

Nothing in this Section 4 shall prohibit any of the Pryt/Feibusch parties from taking any of the actions referred to in (c), (d) or (f) in respect of any matter, including the election of directors, to be presented for action by shareholders at the 1998 Annual Meeting.

5.	Additional Agreements.

(a)	Press Release.  Upon the effectiveness of
this Agreement, Titan shall issue a press release in the form of Exhibit A hereto. No Party to this Settlement Agreement nor any of their respective affiliates, associates or representatives shall issue any other press release or other publicly available document concerning this Settlement Agreement that is inconsistent with, or is otherwise contrary to, the statements in such press release. None of the Parties shall publicly make any negative statements regarding any other Party, the Board, the process by which Titan seeks to enhance shareholder value, or any proposed, pending or consummated Transaction.

(b)	Non-Interference.  Each of the Parties hereto
agrees that, subject to his or its absolute right to pursue his or its own legitimate business objectives independently and in good faith, he or it will not, and will not permit any related party controlled by him or it, directly or indirectly to, take any action or encourage any other Person to take any action, the intent or direct foreseeable result of which is to interfere with or adversely affect the business activities, contractual relationships or business opportunities of any other Party or such other Party's affiliates and associates.

(c)	Restrictions on the Issuance of Voting
Securities. Prior to the earlier of the termination of this Settlement Agreement or Titan's 1998 Annual Meeting except as otherwise approved by the stockholders at a meeting:

1.	In the case of an issuance of Voting
Securities (other than through an underwritten public offering) to raise cash, the following restrictions shall be applicable

a.	There shall be a determination by
the directors (including approval by a
majority of the outside directors), reflected in the minutes, that:

(i)	the corporation has received
financial advice from an investment
banking or financial advisory firm
qualified to render advice on the
matter;

(ii)	such financial advisor has
reviewed with the board of directors the available alternatives for raising such funds;

(iii)  based upon such advice and
the information available to the
directors, the proposed transaction
appears, in the business judgment of the directors, to be the best available alternative, from the standpoint of shareholder interests;

b.	For a transaction to raise $1
million or more, there shall be a written opinion from the financial advisor that the transaction is fair to the corporation and its stockholders from a financial point of view.

c.	Sales of Voting Securities shall be
restricted as follows:

(i)  no voting agreements,
irrevocable proxies or voting trusts
giving management, or its designees, the right to vote or directing the voting of the Voting Securities;

(ii)	no preferred stock may be
issued having voting rights in excess of one vote per share;

(iii) no sales of stock to
directors or their associates or
affiliates, other than pursuant to stock option plans referred to below.

2.	In the case of an issuance of Voting
Securities pursuant to a corporate acquisition or business combination

a.	there shall be no voting
agreements, irrevocable proxies or voting trusts giving management, or its designeees, the right to vote or direct the voting of the Voting Securities, provided however, that nothing in this Settlement Agreement shall preclude voting agreements, issuance of proxies or voting trusts which provide for the voting of the subject beneficial owner(s)' Voting Securities in proportion to the vote of the other outstanding Voting
Securities of Titan;

b.	no preferred stock may be issued
having voting rights in excess of one vote per share.

3.	In the case of an issuance of stock,
options, etc. to employees or officers:

a.	such issuance shall be prohibited
except in accordance with past
practices, or pursuant to existing stock option plans, the existing ESOP (in accordance with past practices) and/or any new plans approved by stockholders;

b.	there shall be no extraordinary
issuance of shares to ESOP or other
employee trust without stockholder
approval.

(d)	Early Termination.  If on the first
anniversary of the Effective Date Titan has not taken at least six of the Listed Restructuring Actions, the Pryt/Feibusch Parties can elect to terminate this Settlement
Agreement by giving five (5) business day's notice of such election to Titan.

6.	Mutual Releases.  For and in consideration of the
agreements contained herein, the Parties hereto release one another as follows:

(a)	Pryt/Feibusch Parties.  Each of the
Pryt/Feibusch Parties, on behalf of itself and of all its affiliates, successors and assigns ("related parties"), hereby releases, acquits and forever discharges Titan, together with its present and former affiliates, officers, directors, employees, agents, advisors, attorneys, successors and assigns, of and from any and all claims, causes of action (whether at law or equity), demands, expenses and damages which such Pryt/Feibusch Party or its related parties may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, cause of action, demands, expenses and damages relating to or arising out of the Action or any of the matters claimed, asserted or alleged, or that could have been claimed, asserted or alleged, in the Action, excepting only any action, cause of action or suit arising by virtue of the breach of this Settlement Agreement.

(b)	Titan.  Titan, on behalf of itself and all of
its affiliates, successors and assigns ("related parties"), hereby releases, acquit and forever discharges the Pryt/Feibusch Parties, together with their respective present and former affiliates, officers, directors, employees, agents, attorneys successors and assigns, of and from any and all claims, causes of action (whether at law or equity), demands, expenses and damages which Titan may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, causes of action, demands, expenses and damages relating to or arising out of the Action or any of the matters claimed, asserted or alleged, or that could have been claimed, asserted or alleged, in the Action, excepting only any action, causes of action or suit arising by virtue of the breach of this Settlement Agreement.

With respect to each of the releases set forth above, each person or entity granting or receiving such a release (i) agrees that such releases do not preclude any Party hereto from seeking to enforce any undertaking or promise contained in this Settlement Agreement or from seeking redress for the breach of any representation or warranty contained in this Settlement Agreement; (ii) agrees not to challenge, and shall use its best efforts to cause each of its affiliates, associates and representatives not to challenge, the validity of any provisions of this Settlement Agreement; and
(iii) expressly waives all rights and benefits each may have under and by virtue of the terms of Section 1542 of the California Civil Code, which provides as follows:

A general release does not extend to
claims which the creditor does not know
or suspect to exist in his favor at the
time of executing the release, which if
known by him must have materially
affected his settlement with the debtor.

Except as may be otherwise required by law, the Pryt/Feibusch Parties will not encourage or cooperate with plaintiffs in any derivative, class action or shareholder litigation related to Titan or its directors with respect to any claim released hereunder. Except as may be otherwise required by law, Titan will not encourage or cooperate with plaintiffs in any pending or subsequently initiated derivative, class action or shareholder litigation related to Titan to which any of the Pryt/Feibusch Parties is a party. In the event that any part of this Settlement Agreement is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the Parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

7.	Dismissal.  Promptly following the execution of
this Settlement Agreement, a stipulation of dismissal of the Action with prejudice as to all parties to the Action, in the form attached hereto as Exhibit B (the "Stipulation of Dismissal"), shall be executed and filed with the United States District Court for the Southern District of California.


8.	Miscellaneous.

(a)	No Admission of Liability or Wrongdoing.
This Settlement Agreement and any proceedings taken hereunder are not and shall not in any way be construed as or deemed to be evidence of (i) any admission or concession on the part of any Party of the merits or lack of merits of any claim or counterclaim asserted in the Action, or (ii) any admission or concession on the part of any Party of any liability or wrongdoing whatsoever, which liability and wrongdoing are hereby expressly denied and disclaimed by each of the Parties.

(b)	No Duress, Etc.  The Parties agree that this
Settlement Agreement is entered into without duress, in good faith and for sufficient consideration, and that it is fair, just and reasonable to all Parties.

(c)	Full Knowledge, Independent Advice, Etc.
This Settlement Agreement is entered into with full knowledge of any and all rights which the Parties may have by reason of the pending litigation. All Parties have received or have had made available to them all financial and other information they or their counsel considered necessary to make an informed judgment concerning the Settlement Agreement. Each Party has received independent legal advice, has conducted such investigation as he or his counsel thought appropriate, and has consulted with such other independent advisors as each of them and their counsel deemed appropriate, regarding the Action, this Settlement Agreement and their rights and asserted rights in connection therewith. None of the Parties is relying upon any representations or statements made by any other Party, or such other Party's employees, agents, representatives or attorneys, regarding this Settlement Agreement or its preparation except to the extent such representations are expressly set forth herein.

(d) Reasonable Efforts. All Parties hereto agree to exercise all reasonable efforts and to take all reasonable steps necessary to effectuate the settlement set forth in this Settlement Agreement.

(e)	Successors.  This Settlement Agreement shall
be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns, and upon any corporation or other entity into or with which any Party hereto may merge, combine or consolidate (provided that the Party is the survivor in such merger, combination or consolidation).

(f)	Governing Law.  This Settlement Agreement
shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws principles thereof.

(g)	Amendment and Waiver.  Any provision of
Section 4 of this Settlement Agreement, may be waived by an instrument in writing signed by Titan and any such waiver shall be binding on all Parties. No waiver or amendment of any other provision hereof shall be effective as against any Party unless such Party agrees to such amendment or waiver in writing.

(h)	Authority.  Each person executing this
Settlement Agreement represents that he or it has read and fully understands this Settlement Agreement and that he or it has the authority to execute this Settlement Agreement in his individual capacity or in the capacity identified on the signature page below.

(i)	Notices.  All notices, requests, claims,
demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses set forth on Exhibit C (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph). Each such notice, request, claim, demand or other communication shall be effective (i) if given by telecopy transmission, when such transmission to the telecopy number specified in Exhibit C has been made and the appropriate electronic confirmation that the entire communication has been received by the recipient equipment has been received by the sender or (ii) if given by any other means, when actually received at the address specified in this paragraph; provided, in each case, that a notice given other than during normal business hours or on a day other than on a business day at the place of receipt shall not be effective until the opening of business on the next business day at the place of receipt.

(j)	Specific Performance.  Each of the Parties
acknowledges and agrees that irreparable harm would occur if any provision of this Settlement Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of money damages. Accordingly, the Parties hereto agree that any non-breaching party shall be entitled to an injunction to prevent breaches of this Settlement Agreement and to enforce specifically the terms and provisions hereof. More specifically, each of the Parties hereto hereby agrees that any action or proceeding brought under or to enforce any provision of this Settlement Agreement shall be commenced in the United States District Court for the Southern District of California and each Party hereto hereby consents to the personal jurisdiction of and venue in such United States District Court and agrees further that service of process or notice in any such action or proceeding shall be effective if given in the manner set forth in Section 9(i) hereof.

(k)	Counterparts.  This Settlement Agreement may
be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(l)	Effectiveness.  This Settlement Agreement
shall become effective on the Effective Date.

(m)	Severability.   If this Agreement is held by
a court of competent jurisdiction to be invalid, void or unenforceable as against Titan or any Pryt/Feibusch Party, such holding shall in no way render the Agreement invalid, void or unenforceable against Titan or Pryt/Feibusch, respectively, and the Agreement shall continue in full force and effect as to Titan and Pryt/Feibusch Parties, respectively.

(n)	Construction.	  This Settlement Agreement
shall be construed as a whole in accordance with its fair meaning and in accordance with the laws of the State of California. The language of the Settlement Agreement shall not be construed for or against any particular Party. The headings used herein are for reference only and shall not affect the construction of this Settlement Agreement.



IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed as of the date first above written.


The Titan Corporation


By:	/s/ David A. Hahn
Name:	David A. Hahn
Its:	Senior Vice President
	General Counsel and Secretary


Bob K. Pryt


/s/ Bob K. Pryt
Bob K. Pryt


BKP Capital Management, Inc.


By:	/s/ Bob K. Pryt
Name:	Bob K. Pryt
Its:	President


BKP Partners, L.P.


By:	/s/ Bob K. Pryt
Name:	Bob K. Pryt
Its:	General Partner


Robert J. Feibusch


/s/ Robert J. Feibusch
Robert J. Feibusch


Feibusch & Co., Inc.


By:	/s/ Robert J. Feibusch
Name:	Robert J. Feibusch
Its:	President



Exhibit 2
Press Release

The Titan Corporation
Settles Lawsuit
San Diego (March 1, 1996) -- The Titan Corporation (NYSE-
TTN) announced that it has reached an agreement with Bob K.
Pryt; BKP Capital Management, Inc.; BKP Partners, L.P.;
Robert J. Feibusch and Feibusch & Co., Inc. (the
"Pryt/Feibusch parties") pursuant to which Titan has agreed to dismiss pending litigation against the Pryt/Feibusch parties. In light of Titan's restructuring plan announced today, the Pryt/Feibusch parties have agreed, among other things, to refrain from solicitation of proxies or consents with respect to Titan securities. The agreement lasts until Titan's 1998 annual stockholders' meeting, subject to certain exceptions.

The Titan Corporation, headquartered in San Diego,
California, designs, manufactures and installs high technology information and electronic systems and products for commercial and government clients.

###
Contact: Michelle Mueller, Vice President of Corporate Communications (619) 552-9400/e-mail: mmueller@titan.com or John P. Kehoe/Van Negris of Kehoe, White, Savage & Co.,
Inc.         (212) 888-1616
Press releases and other Titan information are available on The Titan Corporation web site: http://www.titan.com/
If you would like to receive press releases via electronic mail, please contact the Corporate Communications Department at corpcomm@titan.com.